Exhibit 10.21


                       Supplemental Revolving Credit Note

$1,500,000                                                         July 10, 2000

     For value received, Disc Graphics, Inc. ("Borrower") promises to pay to the order of The Dime Savings Bank of New York, FSB (the "Bank"), at the Bank's office at 1377 Motor Parkway, Islandia, New York 11788, on or before October 6, 2000 ("Maturity Date"), the principal amount of $1,500,000, or the actual amount advanced by the Bank to Borrower pursuant to this Supplemental Revolving Credit Note ("Supplemental Note"), in lawful money of the United States of America and in immediately available funds, on the date and in the manner provided in the "Restated Credit Agreement" (defined below) respecting Revolving Credit Loans. Borrower also promises to pay interest on the unpaid principal balance hereof at the rate or rates of interest as provided in the Restated Credit Agreement respecting Revolving Credit Loans, on the dates and in the manner provided therein.

         The holder of this Supplemental Note shall record the date and amount of each Loan made by the Bank, and the date and amount of each payment of principal or interest, either on the schedule attached hereto, or on such computer, magnetic disk, tape or other such electronic data storage and retrieval system as the Bank considers adequate for such purpose, in its sole and absolute discretion. Any such record shall constitute prima facie evidence of the accuracy of the information so recorded, but no failure so to record, or any error in so recording, shall affect the obligation of the Borrowers to repay any amount borrowed pursuant to this Supplemental Note, with interest thereon.

         This Supplemental Note is subject to and governed by all the terms, conditions, covenants, representations and warranties made by Borrower in that certain Amended and Restated Credit Agreement dated December 1, 1998, as amended, between Borrower and the Bank (the "Restated Credit Agreement"), and any and all amounts borrowed and loaned hereunder shall be treated for all purposes as Revolving Credit Loans made by the Bank thereunder, except for the requirement of paying this Supplemental Note in full at Maturity Date. All terms not defined herein shall have the meanings given to them in the Restated Credit Agreement.

         The Restated Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default, for a Default Rate of interest and for prepayments on the terms and conditions specified therein, and the same shall apply to this Supplemental Note.

         Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Supplemental Note, except as is set forth in the Restated Credit Agreement.

         The Borrower represents and warrants to the Bank as follows:

          (a) Borrower confirms that each of the representations and warranties set forth in Article 7 of the Restated Credit Agreement is true in all material respects as of the date hereof with respect to the Borrower and, to the extent applicable, the Guarantors, with the same effect as though made on the date hereof (except when such representation or warranty by its terms relates to a specific date other than the date hereof), and each is hereby incorporated herein in full by reference as if fully restated in its entirety. Since March 31, 2000, there has been no material adverse change in the business, operations, assets or financial or other condition of the Borrower, or of the Borrower and the Guarantors.

          (b) No Default or Event of Default, as defined in the Restated Credit Agreement now exists.

          (c) The Borrower has the requisite corporate power and authority to enter into, perform and deliver this Supplemental Note, and any other documents, instruments, agreements or other writings to be delivered in connection herewith. This Supplemental Note, and all
               documents   contemplated   hereby  or  delivered  in   connection
               herewith, have each been duly authorized,  executed and delivered
               and  the   transactions   contemplated   herein  have  been  duly
               authorized by all necessary action.
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          (d)  This  Supplemental  Note and any other  documents,  agreements or instruments  now or hereafter  executed and delivered to the Bank
               by  the  Borrower  or  the  Guarantors  in  connection   herewith
               constitute (or shall, when delivered, constitute) valid and legally binding obligations of Borrower or the Guarantors (as the case may be), each of which is and shall be enforceable against Borrower or Guarantors in accordance with their respective terms.

          (e) No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement or priority of this Supplemental Note, or any other agreements, instruments or documents to be executed or delivered in connection herewith.

          (f) No representation, warranty or statement by the Borrower contained herein or in any other document to be furnished by the Borrower in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

               The terms of this Supplemental Note may not be changed orally, but only by an instrument duly executed by Borrower and the Bank.

               This Supplemental Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.

                                        Disc Graphics, Inc.

                                        By: /s/  Donald Sinkin
                                        -----------------------
                                            Donald Sinkin
                                            President & CEO


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                    SCHEDULE OF PAYMENT OF SUPPLEMENTAL NOTE


Date           Principal         Principal
of             Interest          Amount of          Paid or
Loan           Rate              Loan               Unpaid
----           --------          -----------        ----------